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                             GUARANTEE AND WAIVER

                                                     November 14, 1997


         In order to induce CONGRESS TALCOTT CORPORATION (herein called "Factor"), having an office at 1133 AVENUE OF THE AMERICAS NEW YORK, NY 10036, to enter into the foregoing factoring agreement with LEVCOR INTERNATIONAL, INC. (herein called "Obligor") and due to the close business and financial relationship between Obligor and the undersigned, whereby it is in the direct interest and benefit of the undersigned, and for other good and valuable consideration received, the undersigned irrevocably, absolutely and unconditionally guarantees to the Factor prompt payment, performance and observance when due (whether at the stated maturity, by acceleration or otherwise) of any and all Obligations (as such term is defined in the foregoing agreement) of the Obligor to the Factor. In addition, the undersigned agrees to indemnify Factor against any loss, damage or liability because of any wrongful acts of fraud of the Obligor.

         The undersigned waives notice of acceptance of this guarantee and notice of any liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking other action by the Factor against, and any other notice, to any party liable hereon (including the undersigned), and waives any defense Other [sic] than the defense of payment, offset or counterclaim to any liability hereunder. The Factor may at any time and from time to time (whether or not after revocation or termination of this guarantee) without the consent of, or notice to, the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part:
(1) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any of the Obligations, any security therefor, or any liability incurred directly or indirectly in respect hereof, and the guarantee herein made shall apply to the Obligations as so changed, extended, renewed or altered; (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations hereby guaranteed or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof and/or offset there against; (3) exercise or refrain from exercising any rights against the Obligor or others (including the undersigned) or otherwise act or refrain from acting; (4) settle or compromise any of the Obligations hereby guaranteed, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability, (whether due or not) to creditors of the Obligor other than the Factor and the undersigned; and (5) apply any sums by whomsoever paid or howsoever realized to any of the Obligations regardless of what Obligations or other liabilities of the Obligor remain unpaid.

         No invalidity, irregularity or unenforceability of all or any part of the Obligations hereby guaranteed or of any security therefor shall affect, impair or be a defense to this guarantee. The liability of the undersigned hereunder is primary and unconditional and shall not be subject to any offset, defense or counterclaim of the Obligor. This guarantee is a continuing one and all Obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. The Books and Records of the Factor shall be admissible as prima facie evidence of the Obligations. As to each of the undersigned, this guarantee shall continue until one of the Factor's officers has actually received, by certified mail, written notice of revocation or termination signed by such undersigned. Revocation or termination by, or complete or partial release for any cause of, any one or more of the remainder of the undersigned or of the Obligor, or of any one liable in any manner for the Obligations hereby guaranteed, or for the liabilities (including those herein) incurred directly or indirectly in respect thereof or hereof, or the dissolution, termination or increase, decrease or change in personnel of any one or more of the undersigned which may be partnerships or corporation [sic], shall not affect the others who do not give notice as provided herein nor shall termination by operation of law or otherwise as to any of the undersigned, affect or diminish the liability of any of the others of the undersigned hereunder.

         No revocation or termination hereof shall affect in any manner rights arising under this guarantee with respect to (a) Obligations which shall have been created, contracted, assumed or incurred prior to receipt by the Factor of written notice of such revocation or termination or (b) Obligations which shall have been created, contracted, assumed or incurred after receipt of such written notice pursuant to any contract entered into by the Factor prior to receipt of such notice.

         Upon the happening of any of the following events: the death or insolvency of the Obligor or any of the undersigned, or suspension of business of the Obligor or any of the undersigned, or the issuance of any warrant of attachment against any of the property of the Obligor or any of the undersigned, or the making by the Obligor or any of the undersigned of any assignment for the benefit of creditors, or a trustee or receiver being appointed for the Obligor or any of the undersigned or for any property of either of them, or any proceeding being commenced by or against the Obligor or any of the undersigned under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute, then and in any such event, and at any time thereafter, the Factor may, without notice to the Obligor, or any of the undersigned, make the Obligations, whether or not then due, immediately due and payable hereunder as to any of the undersigned, and the Factor shall be entitled to enforce the Obligations of the undersigned hereunder. All sums of money at any time to the credit of the undersigned with the Factor and any of the property of the undersigned at any time in the possession of the Factor may be held by the Factor as security for any and all Obligations of the undersigned hereunder, notwithstanding that any of said money or property may have been deposited, pledged or delivered by the undersigned for any other, different or specific purpose. Any and all claims of any nature which the undersigned by now or hereafter have against the Obligor are hereby subordinated to the full payment to the Factor of the Obligations, and are hereby assigned to the Factor as additional collateral security therefor. Notwithstanding the foregoing, as long as no Event of Default has occurred under the Factoring Agreement, Obligor may make scheduled payments to the undersigned of Principal and Interest.


         In the event, the Factor retains attorneys for the purpose of effecting collection of the Obligations or any of the liabilities of the undersigned hereunder, the undersigned shall on demand, pay all costs and expenses of every kind (including without limitation, reasonable attorneys' fees which the undersigned agrees to be a sum equal to twenty percent of the amount then due) [b]ased upon the attorneys' normal hourly rates. [sic] which may be paid or incurred by the Factor in collecting or attempting to collect any and all of the Obligations and in enforcing any rights under this guarantee.

         If claim is ever made upon the Factor for repayment or recovery of any amount or amounts received by the Factor in payment of or on account of any of the Obligations and the Factor repays all or part of said amount by reason of (a) any judgment, decree, or order of any Court or administrative body having jurisdiction over the Factor or any of its property, or (b) any settlement or compromise of any such claim effected by the Factor with any such claimant (including the Obligor), then and in such event the undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation or release hereof


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or the cancellation of any note or other instrument evidencing any of the
Obligations, or any release of any such Obligations, and the undersigned shall be and remain liable to the Factor hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Factor. The provisions of this paragraph shall survive, and continue in effect, notwithstanding any revocation or release hereof.

         No delay on the part of the Factor in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this guarantee, shall be deemed to be made by the Factor unless the same shall be in writing, duly signed on behalf of the Factor, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of the Factor or the obligations of the undersigned to the Factor in any other respect at any other time. The undersigned shall have no right of subrogation, reimbursement, exoneration, contribution, indemnification or other recourse against the Obligor or any of its assets or property or any security held for any Obligations.

         This guarantee and the rights and obligations of the Factor and the undersigned hereunder shall be governed and construed in accordance with the laws of the State of NEW YORK. The undersigned hereby irrevocably submits and consents to the non-exclusive jurisdiction and venue of any local, state of federal court located within the City of New York in any action or proceeding involving this agreement or any other agreement, document or instrument by the undersigned with, to or in favor of Factor or in any way relating to the relationship between the undersigned and Factor or the Obligor and Factor and the undersigned hereby waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any such action or proceeding in any such court. In any such action or proceeding, the undersigned waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail, directed to the undersigned at its address set forth herein. Within thirty
(30) days after the receipt of the summons and complaint. [sic], the undersigned shall appear in answer to such summons and complaint or other process, failing which it shall be deemed in default and judgment may be entered by Factor against the undersigned for the amount of the claim and other relief requested therein. This guarantee is binding upon the undersigned, his, their or its heirs, executors, administrators, successors and assigns, and shall inure to the benefit of the Factor, its successors, endorsees, transferees and assigns.

         The undersigned agree and do hereby waive trail [sic] by jury in any action, proceeding or counterclaim brought against the undersigned on any matters whatsoever arising out of or in any way connected with this guarantee or the relationship created hereby.

         Any acknowledgement, new promise, payment of principal of [sic] interest or other act by the Obligor and others, with respect to the Obligations, shall be deemed to be made as agent of the undersigned for the purposes hereof, and shall, if the statute of limitations in favor of the undersigned against the Factor shall have commenced to run, toll the running of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.

         The undersigned, if more than one, shall be jointly and severally liable hereunder and the term "undersigned" wherever used herein shall mean the undersigned or any one or more of them. Anyone signing this guarantee shall be bound hereby, whether or not any one else signs this guarantees [sic] at any time. The term "Factor" includes any agent of the Factor acting for it.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS GUARANTEE AND WAIVER THE CONTINUING LIABILITY OF THE UNDERSIGNED HEREUNDER SHALL NOT EXCEED THE AGGREGATE AMOUNT OF (a) $250,000 PLUS (b) INTEREST AND ATTORNEY'S FEES AS PROVIDED HEREIN.

Witness:-------------------            Signature: /S/ ROBERT A. LEVINSON    L.S.
                                                      ROBERT A. LEVINSON

                                       Address:----------------------------
                                               1035 FIFTH AVENUE
                                               APT. 6C
                                               NEW YORK, NY 10028


Witness:-------------------            Signature:---------------------------L.S.

                                       Address:-----------------------------





Witness:-------------------            Signature:---------------------------L.S.

                                       Address:-----------------------------


Witness:-------------------            Signature:---------------------------L.S.

                                       Address:-----------------------------


Witness:-------------------            Signature:---------------------------L.S.

                                       Address:-----------------------------


STATE OF NEW YORK          )

COUNTY OF NEW YORK         )ss.:

CITY OF NEW YORK           )


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         On this 14th day of NOVEMBER, 1997, before me personally came ROBERT
A. LEVINSON to me known to be the individual(s) described in, and who executed
the foregoing instrument, and acknowledged to me that   he executed the same.

                                     /s/ ANN M. HANKINS
                                    --------------------------
                                     NOTARY PUBLIC

                                     ANN M. HANKINS
                                     Notary Public, State of New York
                                     No. 31-4727507
                                     Qualified in New York County
                                     Commission Expires Sept. 30, 1998

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